SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1
Waiver of Certain Closing Conditions dated August 17, 2017 by and among Bison Capital Partners V, LP, General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

  i

Item 1.01    Entry into a Definitive Material Agreement

Bison Capital Partners V, LP (“Bison”), General Finance Corporation (“GFN”), GFN U.S. Australasia Holdings, Inc. (“GFN U.S.”), GFN Asia Pacific Holdings Pty Ltd. (“Holdings”) and GFN Asia Pacific Finance Pty Ltd. (“Finance” and collectively with GFN, GFN U.S. and Holdings, the “GFN Parties”) entered into that certain Securities Purchase Agreement dated July 13, 2017 (the “Securities Purchase Agreement”). The principal purpose of the Securities Purchase Agreement is for Bison to provide $80 million of financing for the off-market takeover bid (the “Bid”) to acquire the 49,188,526 publicly traded shares (the “Shares” or “Minority Interest”) of Royal Wolf Holdings Limited (“Royal Wolf”) not currently owned by GFN and its subsidiaries.

The Securities Purchase Agreement contains certain conditions to the closing of Bison’s obligation to purchase the promissory notes of Holdings and Finance, including a condition (the “Minimum Acceptance Condition”) that Holdings acquire acceptances to the Bid of Shares representing (i) at least 75% of the Minority Interest and (ii) at least 90% of all outstanding Royal Wolf ordinary shares.

On August 17, 2017 Bison and the GFN Parties entered into a waiver which waives as conditions to closing under the Securities Purchase Agreement that the Minimum Acceptance Condition be met and that Holdings must have entered into one or more agreements placing a security interest over all Royal Wolf ordinary shares owned by GFN and its subsidiaries.

The foregoing description of the waiver is qualified in its entirety by the waiver, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Waiver of Certain Closing Conditions dated August 17, 2017 by and among Bison Capital Partners V, LP, General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: August 21, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Waiver of Certain Closing Conditions dated August 17, 2017 by and among Bison Capital Partners V, LP, General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

  3